Exhibit 26(e)(2):  Fund Allocation of Premium Payments Form (Form No. 139195 05/02/2011)

Life

FUND ALLOCATION OF PREMIUM PAYMENTS

☐ ReliaStar Life Insurance Company, Minneapolis, MN
ING Customer Service Center: PO Box 5011, Minot, ND 58702-5011		ING [ING LOGO]
☐ ReliaStar Life Insurance Company of New York, Woodbury, NY		Your future. Made easier.®
ING Customer Service Center: PO Box 5033, Minot, ND 58702-5033
Product	Policy Number

A. PREMIUM ALLOCATION

Initial or Future Premium Allocations: Current investment allocations will remain the same. See Section E for Investment Transfer Request.

American Funds Insurance Series®
_______% American Growth - Class 2 (AFR)
_______% American Growth-Income - Class 2 (AFG)
_______% American International - Class 2 (AFI)
BlackRock Variable Series Funds, Inc.
_______% BlackRock Global Allocation V.I. - Class III (BGA)
Fidelity® Variable Insurance Products
_______% Fidelity® VIP Contrafund® - Initial Class (FCF)
_______% Fidelity® VIP Equity-Income - Initial Class (FEI)
Fixed Account
_______% Select Fixed Account (SFA) 1
ING Balanced Portfolio, Inc.
_______% ING Balanced - Class I (VBI)
ING Intermediate Bond Portfolio
_______% ING Intermediate Bond - Class I (VPB)
ING Investors Trust
_______% ING Artio Foreign - Class I (JBF)
_______% ING BlackRock Health Sciences Opportunities - Class I (EHS)
_______% ING BlackRock Large Cap Growth - Class I (GFG)
_______% ING Clarion Global Real Estate - Class S (IGT)
_______% ING DFA Global Allocation - Class I (DGA)
_______% ING DFA World Equity - Class I (IFO)
_______% ING FMRSM Diversified Mid Cap - Class I (FDI)
_______% ING Franklin Templeton Founding Strategy - Class I (IFT)
_______% ING Global Resources - Class I (IHA)
_______% ING Invesco Van Kampen Growth and Income - Class S (GRD)
_______% ING JPMorgan Emerging Markets Equity - Class I (JEI)
_______% ING JPMorgan Small Cap Core Equity - Class I (IJS)
_______% ING Large Cap Growth - Class I (EOP)
_______% ING Limited Maturity Bond - Class S (ILM)
_______% ING Liquid Assets - Class I (ILP)
_______% ING Marsico Growth - Class I (IMG)
_______% ING MFS Total Return - Class I (IMT)
_______% ING MFS Utilities - Class I (MUI) 2
_______% ING MFS Utilities - Class S (MUP) 3
_______% ING PIMCO Total Return Bond - Class I (IPC)
_______% ING Pioneer Fund - Class I (PFS)

_______% ING Pioneer Mid Cap Value - Class I (PMV)
_______% ING Retirement Growth - Class I (RGI)
_______% ING Retirement Moderate Growth - Class I (RMG)
_______% ING Retirement Moderate - Class I (RMP)
_______% ING T. Rowe Price Capital Appreciation - Class I (GFM)
_______% ING T. Rowe Price Equity Income - Class I (TEI)
_______% ING T. Rowe Price International Stock - Class I (MIO)
_______% ING U.S. Stock Index - Class I (ISP)
ING Partners, Inc.
_______% ING Baron Small Cap Growth - Class I (BSC)
_______% ING Columbia Small Cap Value II - Class I (CSI)
_______% ING Global Bond - Class S (OSI)
_______% ING Invesco Van Kampen Comstock - Class I (VKC)
_______% ING Invesco Van Kampen Equity and Income - Class I (UTA)
_______% ING JPMorgan Mid Cap Value - Class I (MCV)
_______% ING Oppenheimer Global - Class I (GGP)
_______% ING Pioneer High Yield - Class I (PHP)
_______% ING T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
_______% ING UBS U.S. Large Cap Equity - Class I (ULI)
ING Variable Funds
_______% ING Growth and Income - Class I (GIP)
ING Variable Portfolios, Inc.
_______% ING Index Plus LargeCap - Class I (IPL)
_______% ING Index Plus MidCap - Class I (IPM)
_______% ING Index Plus SmallCap - Class I (IPS)
_______% ING International Index - Class S (III)
_______% ING Russell™ Large Cap Growth Index - Class I (IRC)
_______% ING Russell™ Large Cap Index - Class I (IRI)
_______% ING Russell™ Large Cap Value Index - Class I (IRV)
_______% ING Russell™ Mid Cap Growth Index - Class I (IRM)
_______% ING Russell™ Small Cap Index - Class I (IRS)
_______% ING Small Company - Class I (ISS)
_______% ING U.S. Bond Index - Class I (ILB)
ING Variable Products Trust
_______% ING SmallCap Opportunities - Class I (NIG)
Neuberger Berman Advisers Management Trust
_______% Neuberger Berman AMT Socially Responsive® - Class I (NSR)

B. MONTHLY DEDUCTION SUB-ACCOUNT (ING Protector Elite, ING Investor Elite, and ING Investor Elite NY only.)

We may allow the Monthly Deduction, including the Monthly Mortality and Expense Risk Charge, to be deducted from the Sub-account you specify. If the value of the specified Sub-account is less than the Monthly Deduction allocated to that account, the excess of the Monthly Deduction will be deducted on a proportionate basis from the non-loaned Fixed Accumulation Value and the Variable Accumulation Value.

Monthly Deduction Sub-account

Page 1 of 6 (Note: Signature required on last page.)	Order #139195	05/01/2011

Product	Policy Number
C. AUTOMATIC REBALANCING OPTION (Automatically rebalances the Accumulation Value periodically to maintain a specified percentage allocation among the selected Sub-Accounts.)
The policyowner must have at least $10,000 invested in the source fund in order to initiate Automatic Rebalancing
Select The Transfer Frequency (check one)
Please transfer funds: ☐ Quarterly ☐ Semi-Annually ☐Annually
Select The Transfer Start and End Dates (month/day/year). (If no date is selected, changes will be effective on the date the request is received.)
Please start the transfers on the following date: /	/ (Only days 1 through 28 are allowed.)
(Start date should be at least 14 days after the date you submit this form to us to allow adequate processing time.)
Please end the transfers on the following date: /	/
(Transfers will terminate at the earliest of the date specified, the date we receive your written request, or the date the service is terminated by us.)
Note: The following funds are the only funds available with the Dynamic Variable Life product: ING Liquid Assets Portfolio - Class I, ING Balanced Portfolio
- Class I, ING Intermediate Bond Portfolio - Class I and ING Growth and Income Portfolio - Class I. We will only allow transfers between these funds.
Please make automatic periodic transfers to maintain the percentage allocation of Accumulation Value, less any Loan Amount, as specified below. Also, please change the allocation of future Net Premiums to this same allocation.
American Funds Insurance Series®	_______% ING Pioneer Mid Cap Value - Class I (PMV)
_______% American Growth - Class 2 (AFR)	_______% ING Retirement Growth - Class I (RGI)
_______% American Growth-Income - Class 2 (AFG)	_______% ING Retirement Moderate Growth - Class I (RMG)
_______% American International - Class 2 (AFI)	_______% ING Retirement Moderate - Class I (RMP)
BlackRock Variable Series Funds, Inc.	_______% ING T. Rowe Price Capital Appreciation - Class I (GFM)
_______% BlackRock Global Allocation V.I. - Class III (BGA)	_______% ING T. Rowe Price Equity Income - Class I (TEI)
Fidelity® Variable Insurance Products	_______% ING T. Rowe Price International Stock - Class I (MIO)
_______% Fidelity® VIP Contrafund® - Initial Class (FCF)	_______% ING U.S. Stock Index - Class I (ISP)
_______% Fidelity® VIP Equity-Income - Initial Class (FEI)	ING Partners, Inc.
Fixed Account	_______% ING Baron Small Cap Growth - Class I (BSC)
_______% Select Fixed Account (SFA) [1]	_______% ING Columbia Small Cap Value II - Class I (CSI)
ING Balanced Portfolio, Inc.	_______% ING Global Bond - Class S (OSI)
_______% ING Balanced - Class I (VBI)	_______% ING Invesco Van Kampen Comstock - Class I (VKC)
ING Intermediate Bond Portfolio	_______% ING Invesco Van Kampen Equity and Income - Class I (UTA)
_______% ING Intermediate Bond - Class I (VPB)	_______% ING JPMorgan Mid Cap Value - Class I (MCV)
ING Investors Trust	_______% ING Oppenheimer Global - Class I (GGP)
_______% ING Artio Foreign - Class I (JBF)	_______% ING Pioneer High Yield - Class I (PHP)
_______% ING BlackRock Health Sciences Opportunities - Class I (EHS)	_______% ING T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
_______% ING BlackRock Large Cap Growth - Class I (GFG)	_______% ING UBS U.S. Large Cap Equity - Class I (ULI)
_______% ING Clarion Global Real Estate - Class S (IGT)	ING Variable Funds
_______% ING DFA Global Allocation - Class I (DGA)	_______% ING Growth and Income - Class I (GIP)
_______% ING DFA World Equity - Class I (IFO)	ING Variable Portfolios, Inc.
_______% ING FMRSM Diversified Mid Cap - Class I (FDI)	_______% ING Index Plus LargeCap - Class I (IPL)
_______% ING Franklin Templeton Founding Strategy - Class I (IFT)	_______% ING Index Plus MidCap - Class I (IPM)
_______% ING Global Resources - Class I (IHA)	_______% ING Index Plus SmallCap - Class I (IPS)
_______% ING Invesco Van Kampen Growth and Income - Class S (GRD)	_______% ING International Index - Class S (III)
_______% ING JPMorgan Emerging Markets Equity - Class I (JEI)	_______% ING Russell™ Large Cap Growth Index - Class I (IRC)
_______% ING JPMorgan Small Cap Core Equity - Class I (IJS)	_______% ING Russell™ Large Cap Index - Class I (IRI)
_______% ING Large Cap Growth - Class I (EOP)	_______% ING Russell™ Large Cap Value Index - Class I (IRV)
_______% ING Limited Maturity Bond - Class S (ILM)	_______% ING Russell™ Mid Cap Growth Index - Class I (IRM)
_______% ING Liquid Assets - Class I (ILP)	_______% ING Russell™ Small Cap Index - Class I (IRS)
_______% ING Marsico Growth - Class I (IMG)	_______% ING Small Company - Class I (ISS)
_______% ING MFS Total Return - Class I (IMT)	_______% ING U.S. Bond Index - Class I (ILB)
_______% ING MFS Utilities - Class I (MUI) [2]	ING Variable Products Trust
_______% ING MFS Utilities - Class S (MUP) [3]	_______% ING SmallCap Opportunities - Class I (NIG)
_______% ING PIMCO Total Return Bond - Class I (IPC)	Neuberger Berman Advisers Management Trust
_______% ING Pioneer Fund - Class I (PFS)	_______% Neuberger Berman AMT Socially Responsive® - Class I (NSR)
Terminate an Existing Automatic Portfolio Rebalancing Service
Please terminate my Portfolio Rebalancing Service immediately. (initial here)
Page 2 of 6 (Note: Signature required on last page.)	Order #139195 05/01/2011

Product	Policy Number
D. DOLLAR COST AVERAGING OPTION (Systematic method of investing, where securities are purchased at regular intervals so the cost of the securities is averaged over time.)
The policyowner must have at least $5,000 invested in the source fund in order to initiate Dollar Cost Averaging.
Select The Transfer Frequency (Check one.)
Please transfer funds: ☐ Monthly ☐ Quarterly	☐ Semi-Annually ☐ Annually
Select The Transfer Start and End Dates (month/day/year). (If no date is selected, changes will be effective on the date the request is received.)
Please start the transfers on the following date:	/	/	(only days 1-28 are allowed)
(Start date should be at least 14 days after the date you submit this form to us to allow adequate processing time.)
Please end the transfers on the following date:	/	/	(maximum 36 months after start date)
(Transfers will terminate at the earliest of the date specified, the date we receive your written request, or the date the service is terminated by us.)
Note: The following funds are the only funds available with the Dynamic Variable Life product: ING Liquid Assets Portfolio - Class I, ING Balanced Portfolio
- Class I, ING Intermediate Bond Portfolio - Class I and ING Growth and Income Portfolio - Class I. We will only allow transfers between these funds.
American Funds Insurance Series®
$__________________ or __________________%	American Growth - Class 2 (AFR)
$__________________ or __________________%	American Growth-Income - Class 2 (AFG)
$__________________ or __________________%	American International - Class 2 (AFI)
BlackRock Variable Series Funds, Inc.
$__________________ or __________________%	BlackRock Global Allocation V.I. - Class III (BGA)
Fidelity® Variable Insurance Products
$__________________ or __________________%	Fidelity® VIP Contrafund® - Initial Class (FCF)
$__________________ or __________________%	Fidelity® VIP Equity-Income - Initial Class (FEI)
Fixed Account
$__________________ or __________________%	Select Fixed Account (SFA) [1]
ING Balanced Portfolio, Inc.
$__________________ or __________________%	ING Balanced - Class I (VBI)
ING Intermediate Bond Portfolio
$__________________ or __________________%	ING Intermediate Bond - Class I (VPB)
ING Investors Trust
$__________________ or __________________%	ING Artio Foreign - Class I (JBF)
$__________________ or __________________%	ING BlackRock Health Sciences Opportunities - Class I (EHS)
$__________________ or __________________%	ING BlackRock Large Cap Growth - Class I (GFG)
$__________________ or __________________%	ING Clarion Global Real Estate - Class S (IGT)
$__________________ or __________________%	ING DFA Global Allocation - Class I (DGA)
$__________________ or __________________%	ING DFA World Equity - Class I (IFO)
$__________________ or __________________%	ING FMRSM Diversified Mid Cap - Class I (FDI)
$__________________ or __________________%	ING Franklin Templeton Founding Strategy - Class I (IFT)
$__________________ or __________________%	ING Global Resources - Class I (IHA)
$__________________ or __________________%	ING Invesco Van Kampen Growth and Income - Class S (GRD)
$__________________ or __________________%	ING JPMorgan Emerging Markets Equity - Class I (JEI)
$__________________ or __________________%	ING JPMorgan Small Cap Core Equity - Class I (IJS)
$__________________ or __________________%	ING Large Cap Growth - Class I (EOP)
$__________________ or __________________%	ING Limited Maturity Bond - Class S (ILM)
$__________________ or __________________%	ING Liquid Assets - Class I (ILP)
$__________________ or __________________%	ING Marsico Growth - Class I (IMG)
$__________________ or __________________%	ING MFS Total Return - Class I (IMT)
(DOLLAR COST AVERAGING OPTION - Continued on next page)
Page 3 of 6 (Note: Signature required on last page.)	Order #139195 05/01/2011

Product	Policy Number
D. DOLLAR COST AVERAGING OPTION (Continued)
$__________________ or __________________%	ING MFS Utilities - Class I (MUI) [2]
$__________________ or __________________%	ING MFS Utilities - Class S (MUP) [3]
$__________________ or __________________%	ING PIMCO Total Return Bond - Class I (IPC)
$__________________ or __________________%	ING Pioneer Fund - Class I (PFS)
$__________________ or __________________%	ING Pioneer Mid Cap Value - Class I (PMV)
$__________________ or __________________%	ING Retirement Growth - Class I (RGI)
$__________________ or __________________%	ING Retirement Moderate Growth - Class I (RMG)
$__________________ or __________________%	ING Retirement Moderate - Class I (RMP)
$__________________ or __________________%	ING T. Rowe Price Capital Appreciation - Class I (GFM)
$__________________ or __________________%	ING T. Rowe Price Equity Income - Class I (TEI)
$__________________ or __________________%	ING T. Rowe Price International Stock - Class I (MIO)
$__________________ or __________________%	ING U.S. Stock Index - Class I (ISP)
ING Partners, Inc.
$__________________ or __________________%	ING Baron Small Cap Growth - Class I (BSC)
$__________________ or __________________%	ING Columbia Small Cap Value II - Class I (CSI)
$__________________ or __________________%	ING Global Bond - Class S (OSI)
$__________________ or __________________%	ING Invesco Van Kampen Comstock - Class I (VKC)
$__________________ or __________________%	ING Invesco Van Kampen Equity and Income - Class I (UTA)
$__________________ or __________________%	ING JPMorgan Mid Cap Value - Class I (MCV)
$__________________ or __________________%	ING Oppenheimer Global - Class I (GGP)
$__________________ or __________________%	ING Pioneer High Yield - Class I (PHP)
$__________________ or __________________%	ING T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
$__________________ or __________________%	ING UBS U.S. Large Cap Equity - Class I (ULI)
ING Variable Funds
$__________________ or __________________%	ING Growth and Income - Class I (GIP)
ING Variable Portfolios, Inc.
$__________________ or __________________%	ING Index Plus LargeCap - Class I (IPL)
$__________________ or __________________%	ING Index Plus MidCap - Class I (IPM)
$__________________ or __________________%	ING Index Plus SmallCap - Class I (IPS)
$__________________ or __________________%	ING International Index - Class S (III)
$__________________ or __________________%	ING Russell™ Large Cap Growth Index - Class I (IRC)
$__________________ or __________________%	ING Russell™ Large Cap Index - Class I (IRI)
$__________________ or __________________%	ING Russell™ Large Cap Value Index - Class I (IRV)
$__________________ or __________________%	ING Russell™ Mid Cap Growth Index - Class I (IRM)
$__________________ or __________________%	ING Russell™ Small Cap Index - Class I (IRS)
$__________________ or __________________%	ING Small Company - Class I (ISS)
$__________________ or __________________%	ING U.S. Bond Index - Class I (ILB)
ING Variable Products Trust
$__________________ or __________________%	ING SmallCap Opportunities - Class I (NIG)
Neuberger Berman Advisers Management Trust
$__________________ or __________________%	Neuberger Berman AMT Socially Responsive® - Class I (NSR)
Terminate an Existing Dollar Cost Averaging Service
Please terminate my Dollar Cost Averaging Service immediately. (Initial here.)
Page 4 of 6 (Note: Signature required on last page.)		Order #139195	05/01/2011

Product	Policy Number

E. INVESTMENT TRANSFER REQUEST
☐ Current Investment Only ☐ Current and Future Investments (If no box is checked, it is assumed Current Investment Only.)
Allocations must be in whole percentages and total 100%. Funds that have been closed to new assets are indicated with "N/A" in the Transfer To column.
For all premium allocation rules, please refer to the prospectuses.
Note: The following funds are the only funds available with the Dynamic Variable Life product: ING Liquid Assets Portfolio - Class I, ING Balanced Portfolio
- Class I, ING Intermediate Bond Portfolio - Class I and ING Growth and Income Portfolio - Class I. We will only allow transfers between these funds.

Transfer From	Investment Option	Transfer To

American Funds Insurance Series®
$__________________ or _________%	American Growth - Class 2 (AFR)	$__________________ or _________%
$__________________ or _________%	American Growth-Income - Class 2 (AFG)	$__________________ or _________%
$__________________ or _________%	American International - Class 2 (AFI)	$__________________ or _________%
BlackRock Variable Series Funds, Inc.
$__________________ or _________%	BlackRock Global Allocation V.I. - Class III (BGA)	$__________________ or _________%
Fidelity® Variable Insurance Products
$__________________ or _________%	Fidelity® VIP Contrafund® - Initial Class (FCF)	$__________________ or _________%
$__________________ or _________%	Fidelity® VIP Equity-Income - Initial Class (FEI)	$__________________ or _________%
$__________________ or _________%	Fidelity® VIP Index 500 - Initial Class (FIN) [4]	N/A
$__________________ or _________%	Fidelity® VIP Investment Grade Bond - Initial Class (FIG)	N/A
Fixed Account
$__________________ or _________%	Select Fixed Account (SFA) [1]	$__________________ or _________%
ING Balanced Portfolio, Inc.
$__________________ or _________%	ING Balanced - Class I (VBI)	$__________________ or _________%
ING Intermediate Bond Portfolio
$__________________ or _________%	ING Intermediate Bond - Class I (VPB)	$__________________ or _________%
ING Investors Trust
$__________________ or _________%	ING Artio Foreign - Class I (JBF)	$__________________ or _________%
$__________________ or _________%	ING BlackRock Health Sciences Opportunities - Class I (EHS)	$__________________ or _________%
$__________________ or _________%	ING BlackRock Large Cap Growth - Class I (GFG)	$__________________ or _________%
$__________________ or _________%	ING Clarion Global Real Estate - Class S (IGT)	$__________________ or _________%
$__________________ or _________%	ING Clarion Real Estate - Class I (IVK) [5]	N/A
$__________________ or _________%	ING DFA Global Allocation - Class I (DGA)	$__________________ or _________%
$__________________ or _________%	ING DFA World Equity - Class I (IFO)	$__________________ or _________%
$__________________ or _________%	ING FMRSM Diversified Mid Cap - Class I (FDI)	$__________________ or _________%
$__________________ or _________%	ING Franklin Templeton Founding Strategy - Class I (IFT)	$__________________ or _________%
$__________________ or _________%	ING Global Resources - Class I (IHA)	$__________________ or _________%
$__________________ or _________%	ING Invesco Van Kampen Growth and Income - Class S (GRD)	$__________________ or _________%
$__________________ or _________%	ING JPMorgan Emerging Markets Equity - Class I (JEI)	$__________________ or _________%
$__________________ or _________%	ING JPMorgan Small Cap Core Equity - Class I (IJS)	$__________________ or _________%
$__________________ or _________%	ING Large Cap Growth - Class I (EOP)	$__________________ or _________%
$__________________ or _________%	ING Large Cap Value - Class I (PEP)	N/A
$__________________ or _________%	ING Limited Maturity Bond - Class S (ILM)	$__________________ or _________%
$__________________ or _________%	ING Liquid Assets - Class I (ILP)	$__________________ or _________%
$__________________ or _________%	ING Marsico Growth - Class I (IMG)	$__________________ or _________%
$__________________ or _________%	ING MFS Total Return - Class I (IMT)	$__________________ or _________%
$__________________ or _________%	ING MFS Utilities - Class I (MUI) [2]	$__________________ or _________%
$__________________ or _________%	ING MFS Utilities - Class S (MUP) [3]	$__________________ or _________%
$__________________ or _________%	ING PIMCO Total Return Bond - Class I (IPC)	$__________________ or _________%
$__________________ or _________%	ING Pioneer Fund - Class I (PFS)	$__________________ or _________%
$__________________ or _________%	ING Pioneer Mid Cap Value - Class I (PMV)	$__________________ or _________%
$__________________ or _________%	ING Retirement Growth - Class I (RGI)	$__________________ or _________%
$__________________ or _________%	ING Retirement Moderate Growth - Class I (RMG)	$__________________ or _________%
$__________________ or _________%	ING Retirement Moderate - Class I (RMP)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price Capital Appreciation - Class I (GFM)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price Equity Income - Class I (TEI)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price International Stock - Class I (MIO)	$__________________ or _________%
$__________________ or _________%	ING U.S. Stock Index - Class I (ISP)	$__________________ or _________%
(INVESTMENT TRANSFER REQUEST - Continued on next page)
	Page 5 of 6 (Note: Signature required on last page.)	Order #139195 05/01/2011

E. INVESTMENT TRANSFER REQUEST (Continued)

Transfer From	Investment Option	Transfer To

ING Partners, Inc.
$__________________ or _________%	ING American Century Small-Mid Cap Value - Class I (SCV)	N/A
$__________________ or _________%	ING Baron Small Cap Growth - Class I (BSC)	$__________________ or _________%
$__________________ or _________%	ING Columbia Small Cap Value II - Class I (CSI)	$__________________ or _________%
$__________________ or _________%	ING Global Bond - Class S (OSI)	$__________________ or _________%
$__________________ or _________%	ING Invesco Van Kampen Comstock - Class I (VKC)	$__________________ or _________%
$__________________ or _________%	ING Invesco Van Kampen Equity and Income - Class I (UTA)	$__________________ or _________%
$__________________ or _________%	ING JPMorgan Mid Cap Value - Class I (MCV)	$__________________ or _________%
$__________________ or _________%	ING Oppenheimer Global - Class I (GGP)	$__________________ or _________%
$__________________ or _________%	ING PIMCO Total Return - Class I (PTR)	N/A
$__________________ or _________%	ING Pioneer High Yield - Class I (PHP)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)	$__________________ or _________%
$__________________ or _________%	ING UBS U.S. Large Cap Equity - Class I (ULI)	$__________________ or _________%
ING Strategic Allocation Portfolio
$__________________ or _________%	ING Strategic Allocation Conservative - Class I (SAI)	N/A
$__________________ or _________%	ING Strategic Allocation Growth - Class I (SAG)	N/A
$__________________ or _________%	ING Strategic Allocation Moderate - Class I (SAB)	N/A
ING Variable Funds
$__________________ or _________%	ING Growth and Income - Class I (GIP)	$__________________ or _________%
ING Variable Portfolios, Inc.
$__________________ or _________%	ING Index Plus LargeCap - Class I (IPL)	$__________________ or _________%
$__________________ or _________%	ING Index Plus MidCap - Class I (IPM)	$__________________ or _________%
$__________________ or _________%	ING Index Plus SmallCap - Class I (IPS)	$__________________ or _________%
$__________________ or _________%	ING International Index - Class S (III)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Large Cap Growth Index - Class I (IRC)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Large Cap Index - Class I (IRI)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Large Cap Value Index - Class I (IRV)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Mid Cap Growth Index - Class I (IRM)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Small Cap Index - Class I (IRS)	$__________________ or _________%
$__________________ or _________%	ING Small Company - Class I (ISS)	$__________________ or _________%
$__________________ or _________%	ING U.S. Bond Index - Class I (ILB)	$__________________ or _________%
ING Variable Products Trust
$__________________ or _________%	ING International Value - Class I (NIV)	N/A
$__________________ or _________%	ING MidCap Opportunities - Class I (PMO)	N/A
$__________________ or _________%	ING SmallCap Opportunities - Class I (NIG)	$__________________ or _________%
Neuberger Berman Advisers Management Trust
$__________________ or _________%	Neuberger Berman AMT Socially Responsive® - Class I (NSR)	$__________________ or _________%

Endnotes
1 If the Select Fixed Account ("SFA") is selected, the frequency must be annual and the transfer scheduled within 30 days before or 30 days after the policy anniversary date. The SFA is not available in the State of New Jersey.
[2] Not available with FlexDesign®, ING Investor Elite, ING Investor Elite NY, ING Protector Elite, Select*Life NY, Select*Life NY II, Variable Accumulation Design and
Variable Estate DesignSM .
[3] Not available with Select*Life I, Select*Life II, Select*Life III or Variable Estate Design.
[4] Only available with Select*Life I and Select*Life NY.
[5] Not available with Select*Life I or Select*Life NY.
F. SIGNATURES
I/We acknowledge that we have read and understand: 1. the terms and conditions listed in the instructions to this form and that we have received and read the Prospectus for this policy. 2. I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the ING Customer Service Center before the next transfer date. 3. that Dollar Cost Averaging and Automatic Rebalancing will begin on the date specified only if the ING Customer Service Center has received and accepted this signed form before the date specified.
Owner(s) Name
Owner(s) Signature		Date
Registered Representative Name
Registered Representative Signature		Date
Spouse Signature (if applicable)		Date
Insured(s) Name
Policy Number	Daytime Phone ( )
	Page 6 of 6	Order #139195 05/01/2011